Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

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Supplement dated September 5, 2013

To

Prospectus dated June 18, 2013

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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated June 18, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

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This supplement amends the Prospectus as follows:

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Liquidity and Capital Resources” section of the Prospectus is amended by adding the following at the end of the subsection captioned “Committed Facility Agreement”:

On August 29, 2013, we assigned the Financing Agreements to Paris Funding LLC (“Paris Funding”), a Delaware limited liability company that is our wholly-owned subsidiary. In connection with such assignment, Paris Funding and BNP entered into an Amended and Restated Committed Facility Agreement that effected the following amendments to the Committed Facility Agreement by and between us and BNP:

•         Implementing certain revisions to reflect the replacement of the Company with Paris Funding as a party to the Financing Agreements.

•         Revising the defined term “Maximum Commitment Financing” to provide that if Paris Funding does not send BNP, prior to December 30, 2013, a notice electing to maintain the Maximum Commitment Financing at $200 million, then the Maximum Commitment Financing will be reduced from time to time by the amount by which the Maximum Commitment Financing exceeds 120% of the outstanding debt financing under the Financing Agreements (but in no event would the Maximum Commitment Financing be reduced to an amount less than $50 million).

•         Providing that if, at any date after December 30, 2013, the outstanding debt financing under the Financing Agreements is less than 80% of the Maximum Commitment Financing, then the commitment fee on any unused commitment amounts shall increase from 0.55% to 0.75%.

•         Including the following additional facility termination events: (i) Paris Funding’s entry into any additional indebtedness with a party other than BNP or its affiliates beyond the financing provided under the Financing Agreements and (ii) Paris Funding’s pledge of any securities it owns or holds to any party other than BNP and its affiliates.

The “Management —Our Investment Advisors and Executive Officers” section of the Prospectus is amended by deleting the seventh paragraph thereof (which contains the biographical description of William C. Sonneborn) in its entirety.